                                                                   EXHIBIT 10.18

                  GMAC MORTGAGE CORPORATION SELLER'S AGREEMENT

                           RESIDENTIAL MORTGAGE LOANS

                                     BETWEEN

                                  E-LOAN, INC.

                                    "SELLER"

                                       AND

                            GMAC MORTGAGE CORPORATION

                                   "PURCHASER"

                                   DATED AS OF

                                  JULY 1, 1998

                                TABLE OF CONTENTS

                                    ARTICLE I
                                   DEFINITIONS

SECTION                                                                        Page

Definitions                                                                     1

                                   ARTICLE II
                      SALE AND DELIVERY OF MORTGAGE LOANS

2.1      Offer                                                                  4
2.2      Acceptance                                                             4
2.3      Exclusions                                                             4
2.4      Closing                                                                4
2.5      Computation; Adjustment                                                5
2.6      Refund of Premium                                                      5

                                   ARTICLE III
                GENERAL REPRESENTATIONS AND WARRANTIES OF SELLER

3.1      Due Organization and Good Standing                                     6
3.2      Authority and Capacity                                                 6
3.3      Effective Agreement                                                    6
3.4      Compliance with Contracts and Regulations                              6
3.5      Sale Treatment                                                         6
3.6      Litigation; Compliance with Laws                                       6
3.7      Statements Made                                                        7
3.8      Bulk Sales                                                             7
3.9      Compliance                                                             7
3.10     Agency Approvals                                                       7
3.11     Financial Statements                                                   7

                                   ARTICLE IV
      REPRESENTATIONS AND WARRANTIES OF SELLER RELATING TO MORTGAGE LOANS

4.1      Origination of Mortgage Loans                                          8
4.2      Information                                                            8
4.3      Mortgage File                                                          8
4.4      Ownership of Mortgage Loans                                            8
4.5      Compliance with Applicable Law                                         8
4.6      Right of Rescission                                                    8
4.7      Enforceability; No Setoff                                              8
4.8      Enforceable Provisions                                                 8
4.9      Lien Priority                                                          9

SECTION                                                                        Page

4.10     Assignment of Mortgage                                                 9
4.11     No Modifications                                                       9
4.12     Mortgage In Effect                                                     9
4.13     No Default                                                             9
4.14     Trustee                                                                9
4.15     Title Insurance                                                        9
4.16     Hazard and Flood Insurance                                             10
4.17     Appraisals                                                             10
4.18     No Condemnation                                                        10
4.19     Property Condition                                                     10
4.20     Senior Lienholders                                                     10
4.21     Proceeds Disbursed                                                     10
4.22     Mechanic's Liens                                                       10
4.23     No Accrued Liabilities                                                 11
4.24     No Adverse Selection                                                   11
4.25     Acceptable Investment                                                  11
4.26     Environmental Conditions                                               11
4.27     Fraud                                                                  11
4.28     Reverse Mortgages                                                      11
4.29     Qualified Originator                                                   11

                                    ARTICLE V
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

5.1      Due Organization and Good Standing                                     12
5.2      Authority and Capacity                                                 12
5.3      Effective Agreement                                                    12
5.4      Litigation                                                             12
5.5      Consent                                                                12
5.6      Agency Approval                                                        12

                                   ARTICLE VI
                                    COVENANTS

6.1      Further Assurances and Corrective Instruments                          13
6.2      Transfer of Insurance                                                  13
6.3      Insurance Prepayment                                                   13
6.4      Post-closing Payments                                                  13
6.5      No Solicitation                                                        13
6.6      Use of Name                                                            13
6.7      Limited Power of Attorney                                              13
6.8      Public Announcement                                                    14
6.9      Certain Notifications                                                  14
6.10     Post-closing Reporting                                                 14
6.11     Ongoing Due Diligence Review                                           15

SECTION                                                                        Page


                                   ARTICLE VII
                CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER

7.1      Representations                                                        16
7.2      Compliance with this Agreement                                         16
7.3      Documentation and Files; Compliance                                    16
7.4      Corporate Resolution                                                   16
7.5      Opinion                                                                16
7.6      Officer's Certificate                                                  16
7.7      Material Adverse Change                                                16

                                  ARTICLE VIII
                                    REMEDIES

8.1      Indemnification by Seller                                              17
8.2      Repurchase                                                             17
8.3      Indemnification by Purchaser                                           18
8.4      Notice of Claim                                                        18
8.5      Limitation of Liability                                                18

                                   ARTICLE IX
                                  TERMINATION

9.1      Termination without Cause                                              19
9.1      Termination without Cause                                              19
9.3      Seller's Termination for Cause                                         19
9.4      Effect of Termination                                                  20
9.5      Survival of Obligations and Covenants                                  20

                                    ARTICLE X
                                  MISCELLANEOUS

10.1     Costs and Expenses                                                     21
10.2     Confidentiality of Information                                         21
10.3     Broker's Fees                                                          21
10.4     Survival                                                               21
10.5     Notices                                                                21
10.6     Applicable Law                                                         22
10.7     Jurisdiction and Venue                                                 22
10.8     Integration                                                            22
10.9     Modification                                                           22
10.10    Third Party Beneficiaries                                              22
10.11    Construction                                                           22
10.12    Captions                                                               22
10.13    Counterparts                                                           22

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
SECTION                                                                        Page

10.14    Attorneys' Fees                                                        23
10.15    Binding Effect and Assignment                                          23
10.16    Incorporation of Exhibits                                              23

EXHIBITS
--------

EXHIBIT A      Mortgage Loan Schedule
EXHIBIT B      Contents of Mortgage File
EXHIBIT C      Purchaser's Guidelines
EXHIBIT D      Form of Corporate Resolution
EXHIBIT E      Form of Opinion of Counsel
EXHIBIT F      Form of Officer's Certificate
EXHIBIT G      GMAC Mortgage Servicing Released Delivery Transmittal

                  GMAC MORTGAGE CORPORATION SELLER'S AGREEMENT
                        (MORTGAGE LOANS - FLOW DELIVERY)

        GMAC MORTGAGE CORPORATION SELLER'S AGREEMENT (the "Agreement"), dated as of June 29, 1998 by and between E-LOAN, INC. ("Seller"), a Massachusetts corporation with its principal office located at 6200 Village Parkway, Suite 102, Dublin, CA 94568 and GMAC MORTGAGE CORPORATION ("Purchaser"), a Pennsylvania corporation with its principal office located at 100 Witmer Road, Horsham, Pennsylvania 19044.

                                    RECITALS

        1. Seller is engaged in the origination and sale of Mortgage Loans (as hereinafter defined); and

        2. Seller desires to sell on a servicing-released basis, from time to time, and Purchaser desires to purchase, from time to time, all right, title, and interest in and to Mortgage Loans originated by Seller in accordance with the terms and conditions of this Agreement. This Agreement shall apply to every sale transaction and transfer between Purchaser and Seller with respect to Mortgage Loans, except as otherwise agreed by the parties.

        NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

        All words or phrases defined in this Article I (except as herein otherwise expressly provided or unless the context otherwise requires) shall, for the purposes of this Agreement, have the respective meanings specified in this Article.

        1.1 AFFILIATE means with respect to any party hereto, any person or entity which controls, is controlled by, or is under common control with, such party.

        1.2 AGENCIES means The Federal National Mortgage Association and The Federal Home Loan Mortgage Corporation, The Department of Housing and Urban Development, and the Government National Mortgage Association or any successor organizations thereto.

        1.3 AGREEMENT means this GMAC Mortgage Corporation Seller's Agreement and all exhibits, schedules, amendments and supplements attached hereto, and any written amendments or modifications hereto signed by both Seller and Purchaser.

        1.4 APPLICABLE LAW means all applicable federal, state and local legal and regulatory requirements (including statutes, rules, regulations and ordinances), all other requirements and guidelines of each governmental agency, board, commission, instrumentality and other governmental body or officer having jurisdiction, and all applicable judicial and administrative judgments, orders, stipulations, awards, writs and injunctions. Applicable Law includes without limitation applicable provisions of the Equal Credit Opportunity Act, the Truth-in-Lending Act, the Real Estate Settlement Procedures Act, the Flood Disaster Protection Act, the Fair Credit Reporting Act, the Fair Housing Act, the Home Mortgage Disclosure Act and regulations promulgated with respect thereto.

        1.5 ASSIGNMENT OF MORTGAGE means an assignment of all of Seller's right, title and interest in and to a Mortgage, in a form acceptable to Purchaser, to be executed by Seller in connection with each Mortgage Loan purchased hereunder.

        1.6 BUSINESS DAY means a day of the week other than Saturday, Sunday, or a day which is a legal holiday in the Commonwealth of Pennsylvania, or the State of Florida.

        1.7 CLOSING DATE means, with respect to each purchase of Mortgage Loans hereunder, the date on which such purchase shall occur and the applicable Purchase Price shall be paid, all as specified in the related Confirmation.

        1.8 CONFIRMATION means a written confirmation letter delivered by Purchaser to Seller which shall provide, with respect to a purchase of Mortgage Loans hereunder, a Mortgage Loan Schedule, the Purchase Price to be paid by Purchaser for each Eligible Mortgage Loan to be purchased, additional terms and conditions pertaining to the purchase of Eligible Mortgage
Loans, and the scheduled Closing Date.

        1.9 CUTOFF DATE means, with respect to a purchase of Mortgage Loans, the date on which on which the unpaid principal balance of such Mortgage Loans shall be fixed for the purpose of calculating the Purchase Price, all as specified in the related Confirmation.

        1.10 DEFECT means a determination by Purchaser, in its sole judgment, that with respect to a Mortgage Loan (a) any representation or warranty made by Seller herein is untrue or incorrect in any respect; (b) Seller has failed to comply with any covenant herein contained; (c) any document constituting a part of the Mortgage Loan Documents is defective, inaccurate or incomplete in any respect, and/or (d) any closing document shall not be valid and binding.

        1.11 ELIGIBLE MORTGAGE LOAN means a Mortgage Loan which complies, in all material respects, with Purchaser's Guidelines.

        1.12 MORTGAGE means a valid and enforceable mortgage, deed of trust, or other security instrument creating a first or second lien, as the case may be, upon described real property improved by a one-to-four family dwelling which secures a Mortgage Note.

        1.13 MORTGAGE FILE means the Mortgage Loan Documents, records and other items referred to in Exhibit B attached hereto pertaining to a particular Mortgage Loan. Except to the extent required by Applicable Law, the Mortgage File may be retained in microfilm, microfiche, optical storage or magnetic media in lieu of hard copy.

        1.14 MORTGAGE LOAN means an individual mortgage loan or home equity line of credit originated by Seller which is secured by an interest in residential (1 to 4 family) real estate, and which is the subject of a purchase under this Agreement.

        1.15 MORTGAGE LOAN DOCUMENTS means the Mortgage Notes, Mortgages and all accompanying instruments, insurance policies, if applicable, evidence of compliance with Applicable Law, and other writings that document, evidence or relate to the Mortgage Loans purchased hereunder which include, without limitation, all documents required to be delivered by Seller to Purchaser pursuant to the terms of this Agreement, the related Confirmation and Purchaser's Guidelines.

        1.16 MORTGAGE NOTE means a written promise by a Mortgagor to pay a sum of money at a stated interest rate during a specified term that evidences a Mortgage Loan.

        1.17 MORTGAGE LOAN SCHEDULE means a list of Mortgage Loans to be purchased by Purchaser, as may be supplemented or amended from time to time, the form of which is attached hereto as Exhibit A.

        1.18 MORTGAGED PROPERTY means the real property and improvements subject to a Mortgage, constituting security for repayment of the debt evidenced by the related Mortgage Note.

        1.19 MORTGAGOR means the Mortgagor on a Mortgage Note.

        1.20 PURCHASE PRICE means the purchase price to be paid with respect to a Mortgage Loan, which shall be calculated, as of the related Closing Date, as the sum of (a) the unpaid principal balance of the Mortgage Loan as of the Cutoff Date, (b) any accrued and unpaid interest thereon, and (c) any purchase premium or discount which shall be specified in the related Confirmation.

        1.21 PURCHASER'S GUIDELINES means the Purchaser's written guidelines attached as Exhibit C hereto with respect to loan terms, minimum loan amount, underwriting criteria, sale criteria, and other matters relating to the eligibility of loans for purchase by Purchaser, which shall include without limitation applicable requirements of the Agencies, and which may be supplemented or amended in writing from time to time.

        1.22 REPURCHASE PRICE means the sum of (a) the unpaid principal balance of a Mortgage Loan as of the date of repurchase, (b) all accrued and unpaid interest thereon calculated at the Mortgage Note rate through the last day of the month of repurchase, (c) any and all costs and expenses incurred by Purchaser with respect to such Mortgage Loan, including without limitation reasonable attorneys' fees and expenses incurred by Purchaser to secure a priority lien position with respect to the Mortgage Loan, and (d) any premium paid by Purchaser as part of the Purchase Price for such Mortgage Loan.

        1.23 WIRE TRANSFER means (a) a bank wire transfer of immediately available funds or (b) an ACH transaction resulting in availability of funds on the same date as would have been the case had a bank wire transfer of immediately available funds been employed.

                                   ARTICLE II

                       SALE AND DELIVERY OF MORTGAGE LOANS

        2.1 OFFER. From time to time during the term of this Agreement, Seller shall submit, for Purchaser's review and approval, (a) an offer to sell mortgage loans having a specified aggregate unpaid principal balance on a servicing-released basis under the terms of this Agreement, or (b) a proposed Mortgage Loan Schedule containing information concerning one or more mortgage loans offered by Seller for sale on a servicing-released basis under the terms of this Agreement. Such information shall be furnished in accordance with the requirements of Purchaser's Guidelines and in a format acceptable to Purchaser.

        2.2 ACCEPTANCE. Upon receipt and review of any proposed Mortgage Loan Schedule, and any related information requested by Purchaser, Purchaser shall, in its absolute and sole discretion, approve or decline each loan for purchase. Within a mutually agreeable period of time, Purchaser shall issue a Confirmation with respect to the Eligible Mortgage Loans to be purchased by Purchaser, which shall include, without limitation, a preliminary Mortgage Loan Schedule which shall identify such Eligible Mortgage Loans, the Purchase Price to be paid for each Eligible Mortgage Loan, Purchaser's delivery requirements, and the scheduled Closing Date. The Confirmation shall also provide for liquidated damages in the event that Seller should fail to deliver the required Mortgage Loans. Only loans which are Eligible Mortgage Loans shall be accepted for purchase by Purchaser. When executed by both parties, the Confirmation shall constitute an acceptance of Seller's offer, and shall be incorporated herein and made part of this Agreement. Notwithstanding anything to the contrary contained in this Agreement, in the absence of a binding Confirmation issued by Purchaser with respect to an Eligible Mortgage Loan and accepted by Seller in a timely fashion, Purchaser shall have no obligation to purchase any loan offered by Seller.

        2.3 EXCLUSIONS. At any time prior to the Closing Date, either Seller or Purchaser shall have the right to exclude from the related sale transaction any loan subject to a Confirmation, in the event that either party should determine that such loan will not be an Eligible Mortgage Loan as of the related Closing Date.

        2.4    CLOSING. On each Closing Date hereunder:

        (a) No later than two (2) Business Days prior to such Closing Date, Seller shall deliver to Purchaser a final Mortgage Loan Schedule acceptable to Purchaser, and, with respect to each Mortgage Loan, and the related Mortgage Loan Documents specified in Exhibit B hereto, including a duly executed Assignment of Mortgage, Seller shall pay all costs of preparing and furnishing to Purchaser all Mortgage Files, including original or certified copies of the respective Mortgage Loan Documents and the Assignments of Mortgage.

        (b) Subject to, and upon the terms and conditions of, this Agreement, Seller shall sell, transfer, assign, transfer, convey and deliver to Purchaser, and Purchaser shall purchase, all right, title and interest in and to the Mortgage Loans.

        (c) The Purchaser shall deposit funds in an amount equal to the Purchase Price by Wire Transfer, (i) in accordance with the terms of any bailee letter delivered to Purchaser by Seller, (ii) in the absence of any such bailee letter, to a bank account to be designated in writing by Seller, or (iii) as otherwise agreed upon in writing by the parties.

        (d) Upon payment of the Purchase Price, title to the Mortgage Loans, Mortgage Loan Documents, and all rights, benefits, collateral, payments, recoveries, proceeds and obligations arising from or in connection with the Mortgage Loans shall vest in Purchaser.

        2.5    COMPUTATION; ADJUSTMENT. It is understood and agreed that:

        (a) All wiring instructions and Purchase Price information necessary to effect payment of the Purchase Price shall be provided to Purchaser at least two Business Days prior to the date of payment.

        (b) If the principal balance of any of the Mortgage Loans used in computing the payment of the Purchase Price shall be found to be incorrectly computed, the Purchase Price shall be promptly and appropriately adjusted and payment promptly made by the appropriate party.

        2.6 REFUND OF PREMIUM. In the event that a purchase premium is paid by the Purchaser to the Seller with respect to a Mortgage Loan and such Mortgage Loan is prepaid in full, within a six month period following the related Closing Date, by the related Mortgagor, other than through refinancing by Purchaser or any Affiliate of Purchaser, Seller shall, upon demand by Purchaser, refund to Purchaser such purchase premium.

                                   ARTICLE III

                GENERAL REPRESENTATIONS AND WARRANTIES OF SELLER

        As an inducement to Purchaser to enter into this Agreement, Seller represents and warrants as follows, as of each Closing Date:

        3.1 DUE ORGANIZATION AND GOOD STANDING. Seller is a corporation validly existing and in good standing under the laws of the state of its incorporation during the time of its activities with respect to the Mortgage Loans. To the extent required by Applicable Law, Seller is properly licensed and qualified to transact business in all appropriate jurisdictions and to conduct all activities performed with respect to the origination of the Mortgage Loans.

        3.2 AUTHORITY AND CAPACITY. Seller has all requisite corporate power, authority and capacity to enter into this Agreement and to perform the obligations required of it hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have each been duly and validly authorized by all necessary corporate action. This Agreement constitutes the valid and legally binding agreement of Seller enforceable in accordance with its terms, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance.

        3.3 EFFECTIVE AGREEMENT. The execution, delivery and performance of this Agreement by Seller, its compliance with the terms hereof and consummation of the transactions contemplated hereby (assuming receipt of the various consents required pursuant to this Agreement) will not violate, conflict with, result in a breach of, constitute a default under, be prohibited by or require any additional approval under its certificate of incorporation, bylaws, or any instrument or agreement to which it is a party or by which it is bound or which affects the Mortgage Loan, or under Applicable Law.

        3.4 COMPLIANCE WITH CONTRACTS AND REGULATIONS. Prior to each Closing Date, Seller will have complied with all material obligations under all contracts to which it was a party, and under Applicable Law, to the extent that such obligations might affect any of the Mortgage Loans being purchased by Purchaser hereunder. Seller has done and Seller will do, no act or thing which may adversely affect the Mortgage Loans.

        3.5 SALE TREATMENT. The sale of each Mortgage Loan shall be reflected on Seller's balance sheet and other financial statements as a sale of assets by Seller, Seller will not take any action or omit to take any action which would cause the transfer of the Mortgage Loans to Purchaser to be treated as anything other than a sale to Purchaser of all of Seller's right, title and interest in and to each Mortgage Loan.

        3.6 LITIGATION; COMPLIANCE WITH LAWS. There is no litigation, proceeding or governmental investigation pending, or any order, injunction or decree outstanding which might materially affect any of the Mortgage Loans. Additionally, there is no litigation, proceeding or governmental investigation existing or pending or, to the knowledge of Seller threatened, or any order, injunction or decree outstanding against or relating to Seller, that has not been disclosed by Seller to Purchaser or its counsel in writing prior to the execution of this Agreement, which could have a material adverse effect upon the Mortgage Loans, nor does Seller know of any basis for any such litigation, proceeding, or governmental investigation. Seller has not violated any applicable law, regulation, ordinance, order, injunction or decree, or any other requirement of any governmental body or court, which may materially affect any of the Mortgage Loans or the Servicing.

        3.7 STATEMENTS MADE. No representation, warranty or written statement made by Seller in this Agreement or in any exhibit, schedule, written statement or certificate furnished to Purchaser in connection with the transactions contemplated hereby by Seller contains or will contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

        3.8 BULK SALES. The transfer, assignment and conveyance of Mortgage Loans by Seller pursuant to this Agreement are in the ordinary course of Sellers' business and are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction. Seller is not transferring the Mortgage Loans with an actual intent to hinder, delay or defraud any of its creditors. Seller is solvent and will not be rendered insolvent by the sale of any Mortgage Loans.

        3.9 COMPLIANCE. The sale, transfer, assignment and conveyance of the Mortgage Loans by Seller to Purchaser pursuant to this Agreement does not and shall not violate Applicable
Law or the terms of any license held by Seller.

        3.10 AGENCY APPROVAL. Seller is an approved seller/servicer for either one or both of the Agencies in good standing and is a mortgagee approved by the Secretary of the U.S. Department of Housing and Urban Development pursuant to
Section 203 of the National Housing
Act.

        3.11 FINANCIAL STATEMENTS. Seller's financial statements furnished to Purchaser were prepared in accordance with generally accepted accounting principles consistently applied, and fully and fairly represent the financial condition of Seller as of the respective dates thereof, and the results of operations for the respective periods indicated therein, and there has been no material adverse change in the financial condition or business of Seller since the date of the last of such financial statements.

                                   ARTICLE IV

       REPRESENTATIONS AND WARRANTIES OF SELLER RELATING TO MORTGAGE LOANS

        As further inducement to Purchaser to enter into this Agreement, Seller represents and warrants to Purchaser as of each Closing Date, with respect to each Mortgage Loan sold and transferred to Purchaser thereon, as follows:

        4.1 ORIGINATION OF MORTGAGE LOANS. Except as disclosed in writing to Purchaser and accepted by Purchaser prior to the Closing Date, each Mortgage Loan has been originated in accordance with applicable Purchaser's Guidelines and the terms and conditions of the applicable Confirmation.

        4.2 INFORMATION. All information set forth as to each Mortgage Loan in each Mortgage Loan Schedule, is true and correct as of the date thereof. All other information furnished to Purchaser in writing by Seller with respect to the Mortgage Loan is true and correct.

        4.3 MORTGAGE FILE. For each Mortgage Loan, the related Mortgage File contains each of the documents and instruments specified to be included therein.

        4.4 OWNERSHIP OF MORTGAGE LOANS. Except with respect to the liens of certain warehouse lenders, as identified in Schedule 4.4 hereto, (a) Seller is the sole owner of the Mortgage Loan and has good and marketable title thereto, and has the right to assign, sell and transfer the Mortgage Loan to Purchaser free and clear of any encumbrance, lien, pledge, charge, claim or security interest, and (b) Seller has not sold, assigned or otherwise transferred any right or interest in or to the Mortgage Loan and has not pledged the Mortgage Loan as collateral for any debt or other purpose.

        4.5 COMPLIANCE WITH APPLICABLE LAW. Each Mortgage Loan has been originated and, where applicable, serviced, in accordance with Applicable Law. Each Mortgage Loan meets or its exempt from Applicable Law and/or other requirements pertaining to usury, and the Mortgage Loan is not usurious. The forms of the related Mortgage Note, Mortgage, and other Mortgage Loan Documents are acceptable to the Agencies and comply with Applicable Law. The originator of each Mortgage Loan, whether Seller or any other entity, was duly licensed to participate in the making of such loan to the extent required by Applicable Law.

        4.6 RIGHT OF RESCISSION. Any applicable period during which the Mortgagor may rescind the Mortgage Loan has expired.

        4.7 ENFORCEABILITY; NO SETOFF. All parties to each Mortgage Note and Mortgage had legal capacity to enter into the respective Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and no Mortgagor has been released in whole or in part from any liability under the Mortgage Note. The Mortgage Note and the Mortgage have been duly and properly executed and delivered by such parties, and are in every respect genuine and each is the legal, valid and binding obligation of the maker thereof and is not subject to any discount, allowance, setoff, counterclaim, presently pending bankruptcy, or other defenses.

        4.8 ENFORCEABLE PROVISIONS. The Mortgage Note and Mortgage contain customary, valid, legal and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the mortgage property of the benefits of the security created thereby. The Mortgage Note and Mortgage contain a provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the related real property is sold without the prior consent of the mortgage thereunder.

        4.9 LIEN PRIORITY. Each Mortgage Loan is secured by a valid, enforceable Mortgage lien, of the agreed-upon priority, on the fee simple title to the related real property, and the Mortgage has been duly and properly filed, recorded or otherwise perfected in accordance with Applicable Law in order to give constructive notice thereof to all subsequent purchasers or encumbrances of the Mortgaged Property.

        4.10 ASSIGNMENT OF MORTGAGE. Each Assignment of Mortgage is in recordable form and is acceptable for recording under Applicable Law. The endorsement of each Mortgage Note and the delivery to Purchaser of the original endorsed Mortgage Note and of the related Assignment of Mortgage are sufficient to permit Purchaser to avail itself of all protection available under Applicable Law against the claims of any present of future creditors of Seller, and are sufficient to prevent any other sale, transfer, assignment, pledge or hypothecation of the Mortgage and the Mortgage Note by the Seller from being enforceable.

        4.11 NO MODIFICATION. The terms, covenants and conditions of each Mortgage Loan have not been waived, altered, impaired or modified in any respect. The monthly payments of each Mortgage Loan, whether fixed or adjusted from time to time under the terms of the Note, are sufficient to amortize the original principal balance over the original term and to pay interest in arrears at the interest rate on the Note.

        4.12 MORTGAGE IN EFFECT. The Mortgage securing any Mortgage Loan has not been satisfied, released, canceled, deferred or subordinated, in whole or in part, and the Real Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would affect any satisfaction, release, cancellation, subordination, deferral or rescission.

        4.13 NO DEFAULT. All payments required under the terms of the Mortgage Note to have been made up to the Closing Date have been made. There is no default, breach, violation or event of acceleration existing under the terms and covenants of each Mortgage Loan nor has any event occurred which, upon the giving of notice or the lapse of time, or both, would constitute a default, breach, violation or event of acceleration, nor has Seller waived any of the foregoing. All requirements set forth in the Mortgage Loan Documents and all requirements of any applicable Laws have been fully met and complied with. All costs, fees and expenses incurred in making, closing and recording each Mortgage Loan have been paid and all proceeds of each Mortgage Loan have been fully disbursed and received by, or for the benefit of, the Mortgagor. There is no requirement or obligation for future advances under each Mortgage Loan. There is not outstanding any advance of funds by Seller to or on behalf of the Mortgagor to be used by the Mortgagor for the payment on any monthly installment, principal, interest or other charges payable under any Mortgage Loan.

        4.14 TRUSTEE. If the Mortgage is a deed of trust, a trustee, duly qualified under Applicable Law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by Purchaser to such trustee, except in connection with a trustee's sale after default by the related Mortgagor.

        4.15 TITLE INSURANCE. Seller holds a title insurance policy issued by a title insurer reasonably acceptable to Purchaser and qualified to do business in the jurisdiction where the Mortgaged Property is located insuring the Mortgage to be a lien of the agreed-upon priority upon the Mortgaged Property therein described (except for agreed-upon senior mortgages, the lien of current real property taxes and assessments not yet due and payable, other matters to which like properties are commonly subject, and standard printed policy exceptions) having a liability limit at least as great as the unpaid principal balance of the Mortgage Loan and naming Seller and/or its successors and/or assigns as loss payee.

        4.16 HAZARD AND FLOOD INSURANCE. The Mortgaged Property is insured against loss by fire or other casualty under a standard hazard and casualty insurance policy (including fire and extended coverage and other matters as are customary in the area of the Mortgaged Property) with a standard mortgagee clause naming Seller as loss payee "and/or its successors or assignees as their interests may appear." The insurance policy must be for an amount not less than the full replacement cost of the Mortgaged Property, and must be issued by an insurer reasonably acceptable to Purchaser and qualified to do business in the jurisdiction where the Mortgaged Property is located. The insurance policy must be in a form such that it may be endorsed to Purchaser as loss payee as required hereunder, and there are no facts or circumstances which could provide a basis for revocation of any policies or defense to any claims made thereon. With respect to any Mortgage Loan secured by Mortgaged Property located in a federally designated flood hazard area, as identified by the Federal Emergency Management Agency, such Mortgaged Property is insured by a flood insurance policy which complies with Applicable Law, and where applicable provisions of this Section 4.16 pertaining to hazard and casualty insurance policies.

        4.17 APPRAISALS. All real estate appraisals made in connection with the Mortgage Loan have been performed in accordance in all material respects with industry standards in the appraising industry in the area where the appraised property is located, and are completed on forms acceptable to the Agencies.

        4.18 NO CONDEMNATION. There is pending no proceeding for total or partial condemnation of the Mortgaged Property or any part thereof and the Mortgaged Property is free of material damage. No improvement encumbered by the Mortgage Loan is in violation of any applicable zoning law or regulation, building code or any valid restrictive or protective covenant or setback line. No improvement on the Mortgaged Property is a mobile home or manufactured home unless specifically approved by Purchaser in writing prior to purchase.

        4.19 PROPERTY CONDITION. The Mortgaged Property is free of material damage and waste and is in good repair.

        4.20 SENIOR LIENHOLDERS. Where required or customary in the jurisdiction in which the Mortgaged Property is located, Seller has filed for record a request for notice of any action by a senior lienholder under a senior lien, and Seller has notified any senior lienholder in writing of the existence of the Mortgage Loan and requested notification of any action to be taken against the Mortgagor by the senior lienholder. Seller shall, upon request of Purchaser, cooperate in recording a new request for action in favor of Purchaser and in providing senior lienholders with written requests for notification to Purchaser of actions against the Mortgagor.

        4.21 PROCEEDS DISBURSED. The proceeds of the Mortgage Loan, including any escrows of such proceeds, have been fully disbursed, and any and all requirements as to completion of on-site and off-site improvements and disbursements of any escrow funds therefor have been complied with.

        4.22 MECHANIC'S LIENS. There are no mechanic's liens or similar liens or claims which have been filed for work, labor or material affecting the Mortgaged Property which are or may be liens prior to or equal with the lien of the Mortgage.

        4.23 NO ACCRUED LIABILITIES. There are and shall be no accrued liabilities, including any recording fees, of Seller with respect to the Mortgage Loans, or circumstances which occurred prior to the Closing Date, which could result in such accrued liabilities being asserted against Purchaser as successor to Seller.

        4.24 NO ADVERSE SELECTION. Seller did not use any adverse selection procedures in selecting the Mortgage Loans from among the outstanding loans in Seller's portfolio.

        4.25 ACCEPTABLE INVESTMENT. Except as disclosed to Purchaser in writing and as accepted by Purchaser, Seller has no knowledge of any circumstances or conditions with respect to any Mortgage Loan, the relative Mortgage, real property, Mortgagor, or Mortgagor's credit standing that can be reasonably expected to cause the Agencies or prudent private investors in the secondary market to regard the Mortgage Loan as an unacceptable investment, increase the likelihood that the Mortgage Loan will become delinquent, or adversely affect the value or marketability of the Mortgage Loan.

        4.26 ENVIRONMENTAL CONDITIONS. Seller has not been advised, has received no notice or report of, and has no knowledge that, any hazardous or toxic materials, wastes, products regulated by Applicable Law, asbestos or asbestos products or material, polychlorinated biphenyls or urea formaldehyde insulation have been used or employed in the construction, use or maintenance of the Mortgaged Property or have ever been stored, treated at, or disposed of on the Mortgaged Property, or that there has occurred or that any person or entity has alleged that there has occurred upon the Mortgaged Property any spillage, leakage, discharge or release into the air, soil or groundwater of any hazardous material or regulated wastes.

        4.27 FRAUD. No fraud has taken place on the part of the Seller, any Affiliate of the Seller, or any third-party originator in connection with the origination of any Mortgage
Loan.

        4.28 REVERSE MORTGAGES. None of the Mortgage Loans are reverse mortgage loans.

        4.29 QUALIFIED ORIGINATOR. Each Mortgage Loan was originated by the Seller or, as identified on the Mortgage Loan Schedule, by a third-party originator possessing all necessary licenses, qualifications and approvals for the origination of mortgage loans in the jurisdiction in which the related Mortgaged Property is located.

                                    ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

        As an inducement to Seller to enter into this Agreement, Purchaser represents and warrants as follows, as of each Closing Date:

        5.1 DUE ORGANIZATION AND GOOD STANDING. Purchaser is a corporation validly existing and in good standing under the laws of the state of its incorporation. To the extent required by Applicable Law, Purchaser is properly licensed and qualified to transact business in all appropriate jurisdictions.

        5.2 AUTHORITY AND CAPACITY. Purchaser has all requisite corporate power, authority and capacity to enter into this Agreement and to perform the obligations required of it hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have each been duly and validly authorized by all necessary corporate action. This Agreement constitutes the valid and legally binding agreement of the Purchaser enforceable in accordance with its terms, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance.

        5.3 EFFECTIVE AGREEMENT. The execution, delivery and performance of this Agreement by Purchaser, its compliance with the terms hereof and the consummation of the transactions contemplated hereby will not violate, conflict with, result in a breach of, constitute a default under, be prohibited by or require any additional approval under its certificate of incorporation, bylaws, or any instrument or agreement to which it is a party or by which it is bound.

        5.4 LITIGATION. There is no action, suit or proceeding or investigation pending, or to Purchaser's knowledge, threatened, against Purchaser that, if determined adversely to Purchaser, would adversely affect the sale of the Mortgage Loans, the execution, delivery or enforceability of this Agreement.

        5.5 CONSENT. No consent, approval, authorization or order of any court or governmental authority is required for the execution and delivery of this Agreement by Purchaser or for the performance by Purchaser of its obligations hereunder, other than such consent, approval, authorization or order as has been or will be obtained prior to each Closing Date.

        5.6 AGENCY APPROVAL. Purchaser is an approved seller/servicer for the Agencies in good standing and is a mortgagee approved by the Secretary of the U.S. Department of Housing and Urban Development pursuant to Section 203 of the National Housing Act.

                                   ARTICLE VI

                                    COVENANTS

        6.1 FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS. To the extent permitted by Applicable Law, Purchaser and Seller agree that they shall cooperate and assist each other, as reasonably requested, in carrying out the other's covenants, agreements, duties and responsibilities under this Agreement, and, in connection therewith, shall from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such additional instruments, assignments, endorsements, papers and documents as may reasonably be required or appropriate to further express the intention, or to facilitate the performance, of this Agreement during the term hereof.

        6.2 TRANSFER OF INSURANCE. Seller shall advise any relevant insurance carrier of the sale of each Mortgage Loan and shall effect an assignment to the Purchaser of the loss payee endorsement for hazard and flood insurance, any credit life and disability insurance, and any and all other insurance respecting the Mortgaged Property and/or the improvements located thereon.

        6.3 INSURANCE PREPAYMENT. Insurance refunds or credits of any kind whatsoever shall be the sole responsibility of Seller in the event of prepayment of any Mortgage Loan, cancellation of insurance or any other event requiring refunding or crediting of unearned insurance premiums. Upon Purchaser's demand, Seller shall pay to Purchaser, from Seller's own funds, any required insurance premium rebate resulting from the prepayment, cancellation, refinancing or other termination of any Mortgage Loan. Upon any such payment and upon Seller's request, Purchaser shall assign to Seller any rights of Purchaser against the related insurer for any payment made to the Mortgagor.

        6.4 POST-CLOSING PAYMENTS. All monies received by Seller after the Closing Date relating to any Mortgage Loan shall be promptly turned over to Purchaser, and until so remitted shall be held in trust for Purchaser and segregated from all other assets of Seller.

        6.5 NO SOLICITATION. Seller agrees that neither Seller nor any Affiliate of Seller shall use information derived from the origination and/or sale of the Mortgage Loans for the purpose of soliciting, or assisting in the solicitation, directly or indirectly, for any purpose including without limitation refinance, home equity or insurance, any of the Mortgage Loans. Seller further agrees to use its best efforts to cause any third-party originator of the Mortgage Loans to refrain from taking any action which is prohibited under this section with respect to the Mortgage Loans and/or Mortgagors. Seller shall not provide a listing of Mortgagors to any third party. Nothing contained in this Section 6.6 shall be construed to prohibit advertising or communications directed to the general public. In the event that any Mortgagor contacts Seller with respect to any new loan to be secured by Mortgaged Property which secures a Mortgage Loan, Seller agrees that Purchaser shall have a right of first refusal with respect to the purchase of such new loan.

        6.6 USE OF NAME. Seller shall not engage in any form of advertising whatsoever utilizing either the name of Purchaser or of any affiliate of Purchaser unless specifically authorized by Purchaser in writing to do so.

        6.7 LIMITED POWER OF ATTORNEY. Seller hereby appoints Purchaser, its agents, employees, successors and assigns, the true and lawful attorney in fact of Seller with the full power of substitution for and in the place and stead of Seller on behalf and for the benefit of Purchaser, to demand and control any and all of the sums due on the Mortgage Loans, and to enforce any and all rights with respect thereto, and to endorse the name of Seller where Seller's name is designated as the payee upon any notes, collateral, security, acceptances, checks, drafts, money orders or other evidences of payment coming into the hands of Purchaser in full or partial payment of any of the Mortgage Loans, and to make "satisfied" and to release or cause to be marked or release, all liens and securities related thereto, when and if Purchaser may reasonably so determine.

        6.8 PUBLIC ANNOUNCEMENT. The timing and content of any press release or other public announcement relating to the transactions contemplated by this Agreement shall be subject to the approval of Seller and Purchaser.

        6.9 CERTAIN NOTIFICATIONS.

        (a) Seller shall promptly notify the Purchaser in writing of the occurrence of any event which will or could reasonably be expected to result in the failure to satisfy any of the conditions to the obligations of Purchaser specified in Article VII of the Agreement.

        (b) Seller shall immediately notify Purchaser should there by any material and/or adverse change to Seller's financial condition, corporate structure or senior management personnel, or to Seller's relationship with or authority from any Agency. In addition, Seller shall immediately notify Purchaser of any threatened or pending lawsuit or of any threatened or pending administrative, judicial, governmental or agency hearing or proceeding involving Seller or any of Seller's principals, the outcome of which may materially and/or adversely affect Seller's ability to do business or to perform under the terms and conditions of this Agreement.

        6.10   POST-CLOSING REPORTING.

        During the term of this Agreement, and any extension or renewal thereof, Seller shall provide Purchaser with the following information:

               (a) Audited financial statements for Seller shall be submitted annually, within ninety (90) days after the end of Seller's fiscal year.

               (b) A Uniform Standard Audit Program ("USAP") letter shall be prepared by independent auditors with respect to mortgage loans serviced by Seller. The USAP letter shall be submitted to Purchaser along with Seller's audited financial statements.

               (c) Unaudited quarterly financial statements for Seller shall be submitted within forty-five (45) days after the end of each quarter, and shall be certified as complete and accurate by an officer of Seller.

               (d) Seller shall provide Purchaser with immediate written notice of (i) the filing of a petition for relief under the U.S. Bankruptcy Code on behalf of Seller, (ii) institution of any receivership or conservatorship with respect to Seller, (iii) any material change in the senior management of Seller, (iv) any change in material ownership of Seller, (v) any event which effects a material, adverse change in Seller's financial condition, and (vi) any change in Seller's Fidelity Bond/E&O coverage.

               (e) Evidence of Fidelity Bond/E&O coverage in conformity with Investor requirements shall be submitted to Purchaser annually.

        6.11 ONGOING DUE DILIGENCE REVIEW.

        From time to time during the term of this Agreement, Purchaser shall, upon reasonable notice and during regular business hours, have access to materials and facilities necessary to conduct an on-site or off-site due diligence review. At Purchaser's option, the pertinent materials may be delivered to Purchaser. In the absence of a material breach of any representation, warranty and/or covenant contained in this Agreement, Purchaser agrees that such reviews may be conducted no more frequently than four (4) times in any calendar year during the term of this Agreement. Purchaser's ongoing due diligence review will include its verification that:

        (a) The books, records and accounts of Seller with respect to the Mortgage Loans are in order pursuant to Applicable Law and Agency requirements, and the information provided to Purchaser in connection with the Mortgage Loans is true and correct; and

        (b) The Mortgage Loans meet Purchaser's credit underwriting and quality control standards, and Seller's origination practices are satisfactory to Purchaser.

                                   ARTICLE VII

                CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER

        The obligations of Purchaser hereunder with respect to each purchase of Mortgage Loans, shall be subject to satisfaction of each of the following conditions:

        7.1 REPRESENTATIONS. The representations and warranties made by Seller in this Agreement are true and correct in all material respects and shall continue to be true and correct in all material respects on each Closing Date.

        7.2 COMPLIANCE WITH THIS AGREEMENT. All of the terms, covenants, and conditions of this Agreement required to be complied with and performed by Seller at or prior to each Closing Date shall have been duly complied with and performed in all material respects.

        7.3    DOCUMENTATION AND FILES; COMPLIANCE.

        Prior to each Closing Date, Purchaser shall have determined that

        (a) The books, records and accounts of Seller with respect to the Mortgage Loans are in order pursuant to Applicable Law, and the information provided to Purchaser in connection with the Mortgage Loans is true and correct;

        (b) The Mortgage Loans meet Purchaser's credit underwriting and quality control standards, and Seller's origination practices are satisfactory to Purchaser; and

        (c) Any pending class action litigation against Seller, and any settlement or consent decree entered into by Seller with respect to class action litigation, will not have a material adverse effect on the Servicing.

        7.4 CORPORATE RESOLUTION. A certified copy of duly adopted board resolutions, in the form attached as Exhibit D to this Agreement, shall be delivered to Purchaser simultaneously with the execution and delivery of this Agreement.

        7.5 OPINION. An opinion of counsel of Seller in the form attached as Exhibit E to this Agreement, shall be delivered to Purchaser simultaneously with the execution and delivery of this Agreement.

        7.6 OFFICER'S CERTIFICATE. An Officer's Certificate of a senior officer of Seller in the form attached as Exhibit F to this Agreement, shall be delivered to Purchaser simultaneously with the execution and delivery of this Agreement.

        7.7 MATERIAL ADVERSE CHANGE. There shall not have occurred, prior to any Closing Date, any event which constitutes a change in the Mortgage Loans and/or Seller's financial condition, which change, in the judgment of Purchaser, materially and adversely affects Seller's ability to perform its obligations under this Agreement, including without limitation Seller's obligation to provide indemnification and/or repurchase pursuant to Article VIII.

                                  ARTICLE VIII

                                    REMEDIES

        8.1 INDEMNIFICATION BY SELLER. Seller shall indemnify and hold Purchaser harmless from and shall reimburse Purchaser for any losses, damages, deficiencies, claims, causes of action or expenses of any nature (including reasonable attorneys' fees and expenses) incurred by Purchaser before or after the Closing Date which arise out of, result from, or in any way relate to:

        (a) Any breach of any representation and/or warranty of Seller contained in this Agreement, or in any exhibit, schedule, statement or certificate furnished by Seller pursuant to this Agreement;

        (b) Any breach of any covenant or obligation of Seller contained in this Agreement, or in any exhibit, schedule, statement or certificate furnished by Seller pursuant to this Agreement;

        (c) Any Defect in any Mortgage Loan existing as of the Closing Date (including those Defects subsequently discovered), or as a result of any act or omission of Seller prior thereto;

        (d) Damage to any Mortgaged Property which is security for a Mortgage Loan, from fire, earthquake, or other casualty, or environmental hazard, or any similar circumstances or conditions occurring prior to the Closing Date, which would cause any Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan;

        (e) Errors in originating any of the Mortgage prior to the Closing Date or as a result of Seller's acts or omissions prior thereto. Such errors may include improper action or failure to act when required to do so, and

        (f) Any litigation pending or threatened against Purchaser arising out of events occurring on or prior to the Closing Date in connection with the Seller's origination or sale of the Mortgage Loans.

        8.2 REPURCHASE.

        (a) Following the purchase of any Mortgage Loan, and notwithstanding the review of the Mortgage Loan Documents by Purchaser, if there is a Defect in any Mortgage Loan, Seller shall cure, to Purchaser's satisfaction, such Defect within thirty (30) days from its receipt of notice of the existence thereof, or such shorter period as may be required by Applicable Law, or by Agency or investor requirements. If the Defect is not cured within such thirty (30) day period, or such shorter period, if applicable, Seller shall, not later than the expiration of the thirty
        (30) day period or such shorter period, repurchase the related Mortgage Loan or Mortgage Loans for the Repurchase Price.

        (b) In the event that any Mortgagor fails to make the initial payment due with respect to a Mortgage Loan more than thirty (30) days following the related Closing Date, Purchaser may, at its option, require Seller to repurchase such Mortgage Loan, upon demand, for the Repurchase Price.

        (c) In the event of repurchase, Purchaser shall, upon receipt of the Repurchase Price, assign and deliver the related Mortgage Documents to Seller without recourse, representation or warranty.

        If Seller fails to repurchase a defective Mortgage Loan or Mortgage Loans at the time and in the manner provided in this Section, Purchaser shall have all other rights and remedies provided in this Agreement or by law or equity.

        8.3 INDEMNIFICATION BY PURCHASER. Purchaser shall indemnify and hold Seller harmless from and shall reimburse Seller for any losses, damages, deficiencies, claims, causes of action or expenses of any nature (including reasonable attorneys' fees and expenses) incurred by Seller and arising after the Closing Date which result from any breach of any representation, warranty or covenant made by Purchaser under this Agreement.

        8.4 NOTICE OF CLAIM. If any action is brought against any person entitled to indemnification pursuant to Section 8.1 or Section 8.3 (a "Claimant") in respect of a claim under Section 8.1 or Section 8.3, as applicable (an "Indemnifiable Claim"), the Claimant shall promptly notify Purchaser or Seller, as the case may be, in writing of the institution of such action (but the failure so to notify shall not relieve Seller or Purchaser, as the case may be (the "Indemnifying Party") from any liability the Indemnifying Party may have except to the extent such failure materially prejudices the Indemnifying Party). Unless otherwise agreed to by the Seller or Purchaser, as the case may be, the Indemnifying Party shall assume and direct the defense of such action, including the employment of counsel, and all fees, costs and expenses incurred in connection with defending or settling the Indemnifiable Claim shall be borne solely by the Indemnifying Party; provided, however, that such counsel shall be satisfactory to the Claimant in the exercise of its reasonable judgment and that the Indemnifying Party shall not compromise any claim without the prior written consent of the Claimant, which consent shall not be unreasonably withheld. If the Indemnifying Party shall undertake to compromise or defend any such asserted liability, it shall promptly notify the Claimant of its intention to do so, and the Claimant agrees to cooperate fully with the Indemnifying Party and its counsel in the compromise of, defense against, any such asserted liability. Notwithstanding an election by the Indemnifying Party to assume the defense of such action or proceeding, the Claimant shall have the right to employ separate counsel and to participate in the defense of such action or proceeding, and the Indemnifying Party shall bear the reasonable fees, costs and expenses of such separate counsel (and shall pay such fees, costs and expenses at least quarterly), if (a) the use of counsel chosen by the Indemnifying Party to represent the Claimant would present such counsel with a conflict of interest; (b) the defendants in, or targets of, any such action or proceeding include both a Claimant and the Indemnifying Party, and the Claimant shall have reasonably concluded that there may be legal defenses available to it or to other Claimants which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action or proceeding on behalf of the Claimant); or (c) the Indemnifying Party shall authorize the Claimant to employ separate counsel at the expense of the Indemnifying Party. All costs and expenses incurred in connection with a Claimant's cooperation shall be borne by the Indemnifying Party. In any event, the Claimant shall have the right at its own expense to participate in the defense of such asserted liability.

        8.5 LIMITATION OF LIABILITY. In no event will either Purchaser or Seller be liable to the other party to this Agreement for incidental or consequential damages, including, without limitation, loss of profit or loss of business or business opportunity, regardless of the form of action whether in contract, tort or otherwise.

                                   ARTICLE IX

                                   TERMINATION

        9.1 TERMINATION WITHOUT CAUSE. Either Purchaser or Seller may terminate this Agreement without cause on thirty (30) days prior written notice (such notice in compliance with Section 10.5 below) to the other party. Following the effective date of such termination without cause, Purchaser will purchase Mortgage Loans subject to the terms and conditions of any outstanding Confirmation issued prior to such effective date.

        9.2 PURCHASER'S TERMINATION FOR CAUSE. Notwithstanding anything to the contrary contained herein, Purchaser shall have the right to immediately terminate this Agreement for cause. For purposes of this section 9.2, "cause" shall include any of the following:

        (a) Seller's breach of any of the representations, warranties and/or covenants contained in this Agreement; including without limitation its obligations under Article VIII;

        (b) the filing of a petition for relief by or against Seller, under the U.S. Bankruptcy Code or any other applicable insolvency or reorganization statute;

        (c) institution of any receivership or conservatorship with respect to Seller, including without limitation receivership or conservatorship imposed by the FDIC;

        (d) Seller's admission in writing of its inability to pay its debts generally as they become due;

        (e) termination of Seller's status as an approved Agency seller/servicer or as an approved FHA mortgagee;

        (f) any material change in the senior management or ownership of Seller; and/or;

        (g) any event which, in Purchaser's opinion, constitutes a material, adverse change in Seller's financial condition.

        9.3 SELLER'S TERMINATION FOR CAUSE. Notwithstanding anything to the contrary contained herein, Seller shall have the right to immediately terminate this Agreement for cause. For purposes of this section 9.3, "cause" shall include any of the following:

        (a) Purchaser's material, uncured breach of any of the representations, warranties and/or covenants contained in this Agreement;

        (b) the filing of a petition for relief by Purchaser, under the U.S. Bankruptcy Code or any other applicable insolvency or reorganization statute;

        (c) institution of any receivership or conservatorship with respect to Purchaser;

        (d) Purchaser's admission in writing of its inability to pay its debts generally as they become due; or

        (e) termination of Purchaser's status as an approved Agency seller/servicer or as an approved FHA mortgagee;

        9.4 EFFECT OF TERMINATION. Upon termination of this Agreement under section 9.2 above, Purchaser shall have no further obligation to purchase, or accept transfer of mortgage loan servicing from Seller, and this Agreement shall be null and void and have no further force and effect except for those provisions identified in Section 9.4 of this Agreement, which provisions shall survive any such termination and continue in effect thereafter.

        9.5 SURVIVAL OF OBLIGATIONS AND COVENANTS. Notwithstanding anything to the contrary expressed in this Agreement, the termination of this Agreement shall not affect any obligations of Seller under this Agreement. The representations, warranties, covenants and indemnification of Seller under Articles III, IV and VI hereof shall continue without regard to any termination hereof.

                                    ARTICLE X

                                  MISCELLANEOUS

        10.1 COSTS AND EXPENSES. Except as specifically provided to the contrary in this Agreement, Purchaser and Seller shall each bear its own accounting, legal and related costs and expenses in connection with the negotiation and preparation of this Agreement and the performance by each of Purchaser and Seller of its respective obligations arising under this Agreement.

        10.2 CONFIDENTIALITY OF INFORMATION. Seller and Purchaser and their Affiliates shall, and shall cause their respective directors, officers, employees and authorized representatives to, hold in strict confidence and not use or disclose to any other party except their respective Affiliates without the prior written consent of the other party all information concerning customers or proprietary business procedures, servicing fees or prices, policies or plans of the other party or any of its affiliates received by them from the other party in connection with the transactions contemplated hereby.

        10.3 BROKER'S FEES. Each party hereto represents and warrants to the other that it has made no agreement to pay any agent, finder, or broker or any other representative, any fee or commission in the nature of a finder's or originator's fee arising out of or in connection with the subject matter of this Agreement, and both the parties hereto covenant with each other and agree to indemnify and hold each other harmless from and against any such obligation or liability and any expense incurred in investigating or defending (including reasonable attorneys' fees and expenses) any claim based upon the other party's actions in connection with such obligation.

        10.4 SURVIVAL. Each party hereto covenants and agrees that the representations and warranties, covenants and obligations contained in Articles III through VI, VIII, and Sections 10.2 through 10.4 of this Agreement, and in any document delivered or to be delivered pursuant hereto, shall survive the execution hereof, and the Closing Date, and any inspection, investigation, or determination made by, or on behalf of, either party, and expiration or termination of this Agreement.

        10.5 NOTICES. All notices, requests, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered, sent by overnight courier, or mailed by certified mail, return receipt requested, postage prepaid, or transmitted by facsimile and confirmed by a similar mailed writing:

        (a) If to the Purchaser, to:

                      GMAC Mortgage Corporation
                      100 Witmer Road
                      Horsham, PA 19044
                      Attention: Chief Financial Officer

               with a copy to:

                      Glen W. Snyder
                      General Counsel

                      GMAC Mortgage Corporation
                      100 Witmer Road
                      Horsham, PA 19044

        (b) If to Seller, to:

                      E-LOAN, INC.
                      6200 Village Parkway
                      Suite 102
                      Dublin, CA 94568
                      Attn: Steven Majerus

or to such other address as Purchaser or Seller shall have specified in writing to the other.

        10.6 APPLICABLE LAW. The construction of this Agreement and the rights, remedies, and obligations arising by, under, through, or on account of it shall be governed by the internal laws of the Commonwealth of Pennsylvania (without regard to its conflicts of laws principles) except to the extent the same are preempted by the laws of the United States of America.

        10.7 JURISDICTION AND VENUE. Purchaser and Seller mutually agree that any legal cause of action arising out of a dispute concerning this Agreement or the enforceability of any part thereof shall be subject to the jurisdiction of the United States District Court in and for the Eastern District of Pennsylvania.

        10.8 INTEGRATION. This Agreement constitutes a final and complete integration of the Agreement of the parties respecting the subject matter hereof, thereby superseding all previous oral or written agreements. There are no contemporaneous oral agreements.

        10.9 MODIFICATION. This Agreement may not be changed orally but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought. Subject to the foregoing, any of the terms or conditions of this Agreement may be waived or modified at any time by the party entitled to the benefit thereof, but no such waiver, express or implied, shall affect or impair the right of the waiving party to require observance, performance, or satisfaction of either (1) the same term or condition as it applies on a subsequent or previous occasion or (2) any other term or condition hereof.

        10.10 THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto only. There shall be no third party beneficiaries hereof.

        10.11 CONSTRUCTION. In construing the words of this Agreement, plural constructions shall include the singular, and singular constructions shall include the plural. The words "herein", "hereof", and other similar compounds of the word "here" shall mean and refer to this entire Agreement, not to any particular provision, section, or subsection of it.

        10.12 CAPTIONS. Paragraph captions in this Agreement are for ease of reference only and shall be given no substantive or restrictive meaning or significance whatsoever.

        10.13 COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be an original regardless of whether all parties sign the same document. Regardless of the number of counterparts, they shall constitute only one agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart.

        10.14 ATTORNEYS' FEES. If any action of law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees from the other party. Such fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose. Such fees shall be in addition to any other relief that may be awarded.

        10.15 BINDING EFFECT AND ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto and their successors and assigns, any rights, obligations, remedies or liabilities. No party may, or shall have the power to, assign this Agreement without the prior written consent of the other, except that Purchaser may assign this Agreement to an affiliated entity having all necessary resources to complete the transactions contemplated herein.

        10.16 INCORPORATION OF EXHIBITS. Exhibits A through F attached hereto shall be incorporated herein and shall be understood to be a part hereof as though included in the body of this Agreement.

                     [THIS SPACE INTENTIONALLY LEFT BLANK.]

        IN WITNESS WHEREOF, each of the undersigned parties to this GMAC Mortgage Corporation Seller's Agreement has caused this GMAC Mortgage Corporation Seller's Agreement to be duly executed in its corporate name by one of its duly authorized officers, all as of the date first above written.

                                            PURCHASER:

ATTEST:                                     GMAC MORTGAGE CORPORATION

By:                                         By: /s/ Signature Illegible
   -----------------------------
                                            Name: Barry Bior

                                            Title: Senior Vice President
                                                  ----------------------


                                            SELLER:

ATTEST:                                     E-LOAN, INC.

By: /s/ Steve M. Majerus                    By: /s/ Chris Larsen
   -----------------------------
                                            Name: Chris Larsen

                                            Title: CEO

                                   EXHIBIT "B"

                           CONTENTS OF MORTGAGE FILES

Mortgage Files (where applicable, original microfiche files or hard copy files) shall include, without limitation the following:

        a) All origination documentation including:

                -       Transmittal Summary FNMA/FHLMC Form 1008

                - Loan Application Form 1003 (initial and final signed application)

                -       Credit Report

                -       Final Truth-in-Lending Disclosure Statement

                -       Verification of Employment

                - IRS Form 4506 for self-employed borrowers (Request for copy of Tax Form)

                -       Verification of Deposit

                -       HUD 1 on previous property, if applicable

                -       HUD 1/Settlement Statement on subject property

                -       Appraisal

                - Satisfactory Completion Certificate Form 442, if applicable

                -       Executed Sales Contract;

        b) Original Note endorsed to GMAC Mortgage Corporation;

        c) Original limited power of attorney, if applicable;

        d) Original recorded Mortgage/Deed of Trust or copy of the original, certified by the recording agency to be a true and exact copy of the recorded document;

        e) Original final Title Policy;

        f) Original PMI Certificate (if applicable);

        g) Original LGC/MIC (if applicable);

        h) Original recorded intervening Assignment to GMAC Mortgage
Corporation;

        i) Abstract of Title - in states where required other than those where evidence exists indicating sent to borrower; and

        j) Previous assumption information, if applicable.

                                   EXHIBIT "C"

                             PURCHASER'S GUIDELINES
                             ----------------------

Conventional Loans: Must be eligible for sale to the Federal National Mortgage Association

(FNMA) through it's Mortgage Backed Securities program and must have been originated, underwritten and closed in conformity with the FNMA Seller's Guide.

Government Loans: Must be eligible for sale through the Government National Mortgage

Association's Mortgage Backed Security program. All loans must have the required insurance certificate from the VA or FHA as required.

Seller will be responsible for providing all documents necessary for initial and final certification of the pools. All loans sold will not be 30 days or greater delinquent prior to the receipt of the first payment.

All loan documents will be received in a timely manner.

                                   EXHIBIT "D"

                         FORM OF SECRETARY'S CERTIFICATE
                         -------------------------------

                                   EXHIBIT "E"

                           FORM OF OPINION OF COUNSEL
                           --------------------------

GMAC Mortgage Corporation
100 Witmer Road
Horsham, PA 19044-0963

Dear Sirs:

You have requested my opinion, as counsel to E-LOAN, INC., a Massachusetts corporation (the "Seller"), with respect to certain matters in connection with the sale by the Seller pursuant to that certain GMAC Mortgage Corporation Seller's Agreement, dated as of ______, 199_ (the "Purchase and Sale Agreement") between you and the Seller, of certain Mortgage Loans as defined in the Purchase and Sale Agreement. Capitalized terms not otherwise defined herein have their respective meanings set forth in the Purchase and Sale Agreement.

I have examined the following documents:

1.      the Purchase and Sale Agreement; and

2. such other documents, records and papers as I have deemed necessary and relevant as a basis for this opinion.

I have assumed that each party other than the Seller had the power and authority to enter into and perform all obligations thereunder and, as to each such party, I also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the validity and binding effect and enforceability of such documents.

Based upon the foregoing, and subject to the qualification set forth at the end of this letter, it is my opinion that:

1. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida.

2. The Seller has the requisite power to engage in the transactions contemplated by the Purchase and Sale Agreement and all requisite power, authority and legal right to execute and deliver the Purchase and Sale Agreement and to perform and observe the terms and conditions of such instrument.

3. The Purchase and Sale Agreement has been duly authorized, executed and delivered by the Seller and is a legal, valid and binding agreement enforceable in accordance with its terms against the Seller, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance.

4. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or of compliance by the Seller with, the Purchase and Sale Agreement, or the consummation of the transactions contemplated by the Purchase and Sale Agreement.

5. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Purchase and Sale Agreement conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Seller, the terms of any material indenture or other material agreement or instrument to which the Seller is a party or by which it is bound or to which it is subject, or any statute or order, rule, regulation, writ, injunction or decree of any court, governmental authority or regulatory body to which the Seller is subject or by which it is bound.

6. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Seller which, in my judgment, either in any one instance or in the aggregate, may reasonably be expected to result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted or in any material liability on the part of the Seller or which would draw into question the validity of the Purchase and Sale Agreement or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Seller to perform under the terms of the Purchase and Sale Agreement.

In rendering this opinion letter, I do not express any opinion concerning any law other than the federal common law of the United States of America (excluding federal securities law) and the law of the ____ of _____. Additionally, I do not express any opinion on any issue not expressly addressed above.

I bring to your attention the fact that my legal opinions are an expression of professional judgment and are not a guarantee of a result.

I do not undertake to advise you of matters which may come to my attention subsequent to the date hereof which may affect my legal opinions expressed herein.

This opinion is delivered to you solely for your use in connection with the execution and delivery of the Purchase and Sale Agreement. This opinion is not to be used, circulated, quoted or otherwise referred to for any other purpose, or to or by any other person, with or without reference to my name, without my prior express written consent.

Very truly yours,

                                   EXHIBIT "F"

                          FORM OF OFFICER'S CERTIFICATE
                          -----------------------------

                              OFFICER'S CERTIFICATE

        I, ____________________ hereby certify that I am the duly elected _______________ of E-LOAN, INC. (the "Company"), a corporation organized and existing under the laws of the State of California, and further as follows:

        1. Attached hereto is a true and correct copy of the Articles of Incorporation and By-laws of the Company and a Certificate of Good Standing for the Company, all of which are in full force and effect on the date hereof.

        2. There are no actions, suits or proceedings pending (nor are any actions, suits or proceedings threatened) against or affecting the Company which if adversely determined, individually or in the aggregate, would adversely affect the Company's obligations under the GMAC Mortgage Corporation Seller's Agreement (the "Purchase and Sale Agreement") dated as of _______________, 199_, between the Company and GMAC Mortgage Corporation.

        3. Each person who, as an officer or representative of the Company, signed (a) the Purchase and Sale Agreement, and (b) any other document delivered prior hereto or on the date hereof in connection with the transaction described in the Purchase and Sale Agreement was, at the respective times of such signing and delivery duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

        4. Each of the Mortgage Loans referred to in the Purchase and Sale Agreement was originated or acquired by the Company.

        5. The Mortgage Loans referred to in the Purchase and Sale Agreement are not subject to any security interest, pledge or hypothecation for the benefit of any entity, institution or person.

        6. Attached hereto is a certified true copy of the resolution of the Board of Directors of the Company with respect to the transactions governed by the Agreement.

        IN WITNESS WHEREOF, I have hereunto signed my name on behalf of the Company.

Dated: ______, 199_

                                              By: ____________________

                                              Name:

                                              Title:

        I, ________________, Secretary of E-LOAN, INC., hereby certify that ___________________ is the duly elected, qualified and acting ________________
of the Company and that the signature appearing above is his genuine signature.

        IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: __________, 199_


                                          By:__________________________

                                          Name:

                                          Title: